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Exhibit 99.1

Complete Genomics and BGI-Shenzhen Announce Definitive Agreement to Merge

~ Combination will create a global innovator in whole human genomic sequencing ~

Mountain View, CA and Shenzhen, China — Sept. 17, 2012 – Complete Genomics, Inc. (NASDAQ: GNOM) (“Complete”), an innovative leader in whole human genomic sequencing, and BGI-Shenzhen (“BGI”), a leading international genomics company based in Shenzhen, China, today announced that they have entered into a definitive merger agreement. Through this agreement, a wholly-owned U.S. subsidiary of BGI will launch a tender offer to purchase all outstanding shares of common stock of Complete for $3.15 per share in cash, without interest. This price represents approximately a 54% premium to the $2.04 closing price per share of Complete common stock on June 4, 2012, the last trading day prior to Complete’s announcement that it was undertaking an evaluation of strategic alternatives to secure the financial resources needed for continued commercialization of its technology.

Complete’s board of directors has unanimously recommended that stockholders accept the offer and tender their shares. Based on the number of fully diluted outstanding shares of Complete, the aggregate value of the transaction is approximately $117.6 million. In addition, Complete and an affiliate of BGI have entered into an agreement pursuant to which Complete will be provided with up to $30 million in bridge financing for its operations following the signing of the merger agreement.

Complete provides whole human genome sequencing, which is used by research centers to conduct medical research that, in the future, is expected to be used by doctors and hospitals to improve both prevention and treatment of disease. BGI operates international genome sequencing centers, which support genetic research into agriculture, animals and humans and serve researchers around the world including the United States. The combination of the two companies is expected to bring together complementary scientific and technological expertise and R&D capabilities. Complete will continue to be operated as a separate company with headquarters and operations remaining in Mountain View, California.

BGI’s CEO Wang Jun said, “Complete has developed a proprietary whole human genome sequencing technology that, together with other sequencing platforms used by BGI, will fit well with our research and business requirements and position Complete to become an even more successful global innovator. We look forward to growing the business to improve medical research and, when clinical services are provided, support better disease diagnosis with tools that can be used by doctors and hospitals to treat their patients.”

“With the assistance of our advisors, we engaged in a thorough review of a broad set of possible alternatives for the company, and we believe the transaction with BGI represents the best outcome for our stockholders, offering them liquidity and a premium value,” said Dr. Clifford Reid, chairman and CEO of Complete. “In addition, it offers a great outcome for our customers, present and future. The combination of the companies’ resources provides an opportunity to accelerate our vision of providing

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researchers and physicians with the genomic information needed to prevent, diagnose, and treat cancers and other genetic diseases.”

The Offer and the Merger

Under the terms of the definitive merger agreement, a wholly-owned subsidiary of BGI will commence a tender offer to purchase all of the outstanding shares of Complete common stock for $3.15 per share in cash, without interest, within seven business days and the tender offer will remain open for a minimum of 20 business days following the commencement. All of Complete’s directors and executive officers as well as certain other major stockholders, who collectively own approximately 17.5% of the outstanding common stock of Complete, have entered into a tender and support agreement and have agreed to tender all of their shares pursuant to the tender offer. The tender offer is conditioned upon the satisfaction of various conditions, including, at least a majority of the outstanding common stock of Complete (determined on a fully diluted basis) being tendered, the termination of any waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, clearance by the Committee on Foreign Investment in the United States, the approval of certain governmental authorities in the People’s Republic of China, as well as the satisfaction of other customary conditions. The transaction is expected to be completed in early 2013. The merger agreement also provides for the parties to effect, subject to customary conditions, a merger to be completed following the completion of the tender offer which would result in all shares not tendered in the tender offer being converted into the right to receive $3.15 per share in cash, without interest.

Advisors

Citi is serving as financial advisor for the transaction to BGI and O’Melveny & Myers LLP is acting as BGI’s legal counsel. Complete is advised by Jefferies & Company and its legal counsel is Latham & Watkins LLP.

About BGI

BGI includes both non-profit genomic research institutes and sequencing application commercial units that provide comprehensive sequencing and bioinformatics services for medical, agricultural and environmental applications. Our commercial activities help our customers achieve their research goals by delivering rapid, high-quality results using a broad array of cost-effective, cutting-edge technologies. Our customers also benefit from our scientific expertise and research experience that have generated over 250 publications in top-tier journals such as Nature and Science. BGI is recognized globally as an innovator for conducting international collaborative projects with leading research institutions to better mankind and our world. Additional information about BGI and its U.S. subsidiary, BGI Americas, can be found at www.genomics.cn/en and www.bgiamericas.com.

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About Complete

Through its pioneering sequencing-as-a-service model, Complete provides the most accurate whole human genome sequencing available today. The ease of use and power of Complete’s advanced informatics and analysis systems provide genomic information needed to better understand the prevention, diagnosis, and treatment of diseases. Additional information can be found at http://www.completegenomics.com.

Additional Information and Where to Find It

The tender offer proposed by a wholly-owned U.S. subsidiary of BGI referred to in this release has not yet commenced, and this release is neither an offer to purchase nor a solicitation of an offer to sell securities. If and when the tender offer is commenced, (i) BGI will cause to be filed with the Securities and Exchange Commission (the “SEC”) a tender offer statement and (ii) Complete Genomics, Inc. (the “Company”) will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of these documents (if and when they become available) and other relevant documents filed with the SEC through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of these materials filed by the Company by contacting Investor Relations by telephone at (650) 943-2788, by mail at Complete Genomics, Inc., Investor Relations, 2071 Stierlin Court, Mountain View, California 94043, or by going to the Company’s Investor Relations page on its corporate website at www.completegenomics.com.

Note on Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this document are forward-looking statements that involve risks and uncertainty. Future events regarding the proposed transactions and both the Company’s and BGI’s actual results could differ materially from the forward-looking statements. Factors that might cause such a difference include, but are not limited to, statements regarding the combined companies’ plans following, and the expected completion of, the proposed acquisition. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements and generally include statements that are predictive in nature and depend upon or refer to future events or conditions. Risks and uncertainties include the ability of the Company and BGI to complete the transactions contemplated by the Merger Agreement, including the parties’ abilities to satisfy the conditions to the consummation of the proposed acquisition; the possibility of any termination of the merger agreement; the timing of the tender offer and the subsequent merger; uncertainties as to how many of the Company’s stockholders will tender their shares of common stock in the tender offer; the possibility that various other conditions to the consummation of the tender offer or the subsequent merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the acquisition; other uncertainties pertaining to the business of the Company or BGI; legislative and regulatory activity and oversight; the continuing global

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economic uncertainty and other risks detailed in the Company’s public filings with the SEC from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2012, Quarterly Reports on Form 10-Q and its subsequently filed SEC reports, each as filed with the SEC, which contains and identifies important factors that could cause actual results to differ materially from those contained in the forward-looking statements. The reader is cautioned not to unduly rely on these forward-looking statements. Each of the Company and BGI expressly disclaims any intent or obligation to update or revise publicly these forward-looking statements except as required by law.

MEDIA CONTACTS

For Complete Genomics, Inc.:

David Olmos

Director of Editorial Strategies

Waggener Edstrom Worldwide Healthcare

Tel: (415) 547-7039

Mobile: (323) 547-0572

dolmos@waggeneredstrom.com

For BGI-Shenzhen:

In the U.S.

Jason Golz

Brunswick Group

Tel: (415) 671-7676

JGolz@brunswickgroup.com

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In China

Martin Reidy

Brunswick Group

Tel: +86-10-5960-8600

mreidy@brunswickgroup.com